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                                                                  EXHIBIT 10.8.5

           Arthur J. Gallagher & Co. and AJG Financial Services, Inc.
                      Fifth Amendment to Credit Agreement

Harris Trust and Savings Bank                  Citibank, N.A.
Chicago, Illinois                              New York, New York

Bank of America, N.A.                          LaSalle Bank National Association
Chicago, Illinois                              Chicago, Illinois

The Northern Trust Company
Chicago, Illinois

Ladies and Gentlemen:

     This Fifth Amendment to Credit Agreement dated as of February 21, 2002 (herein, the "Amendment") is entered into by and between the undersigned, Arthur
J. Gallagher & Co, a Delaware corporation ("Gallagher"), AJG Financial Services, Inc., a Delaware corporation ("AJG"; Gallagher and AJG being referred to herein collectively as the "Borrowers" and individually as a "Borrower"), Citibank, N.A., Bank of America, N.A., LaSalle Bank National Association, The Northern Trust Company and Harris Trust and Savings Bank, individually and as Agent (the "Agent"). Reference is hereby made to that certain Credit Agreement dated as of September 11, 2000, as amended, between the Borrowers, the Banks and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrowers desire to modify certain financial covenants and make certain other amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

Section 1.  Amendments.

     Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

          1.1. The definition of the term "Fixed Charge Coverage Ratio" appearing in Section 6.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          ""Fixed Charge Coverage Ratio" means, as of any time the same is to be determined, the ratio of (x) (i) EBITDAR during the four most recently completed fiscal quarters minus (ii) Capital Expenditures during the same such period minus (iii) Restricted Payments during the same such period to (y) the sum of (i) Interest
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          Expense during the same such four fiscal quarter period, (ii) Current
          Maturities at such time and (iii) the aggregate amount of payments required to be made by Gallagher and its Subsidiaries during such period in respect of leases or similar arrangements (including without limitation all payments required under operating and Capital Leases under which Gallagher or any Subsidiary is liable as lessee; provided, however, that for purposes of computing Gallagher's Fixed Charge Coverage Ratio for any period which includes any fiscal quarter in Gallagher's 2001 fiscal year, Restricted Repurchases during such period shall be excluded from the calculation of Restricted Payments."

          1.2. Section 9.7 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Section 9.7. Net Worth. Gallagher shall not at any time permit its Net Worth to be less than $275,000,000 provided, however, that after January 1, 2002, Gallagher shall not at any time permit its Net Worth to be less than $325,000,000."

          1.3. Section 9.9 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Section 9.9. Fixed Charge Coverage Ratio. Gallagher shall, as of the last day of each of its fiscal quarters ending during the periods set forth below, maintain its Fixed Charge Coverage Ratio for the four fiscal quarters then ended at not less than:

                                                         Fixed Charge
                                                           Coverage
              From and               To and            Ratio shall not
              Including:           Including:           be less than:

                10/1/01             12/31/01             1.50 to 1.0
                 1/1/02              3/31/02             1.25 to 1.0
                 4/1/02       all times thereafter       1.50 to 1.0"

          1.4. Section 9.15 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Section 9.15. Capital Expenditures. The Borrowers shall not, nor shall they permit any Subsidiaries to, expend or become obligated for Capital Expenditures in an aggregate amount in excess of $35,000,000 during any four consecutive fiscal quarters of Gallagher."

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Section 2.     Waiver.

     Upon the effectiveness of this Amendment, the Required Banks waive any Default or Event of Default related to Section 9.9 of the Credit Agreement that existed prior to the effectiveness of this Amendment which, after giving effect to the amendments and modifications effected by this Amendment, no longer exists.

Section 3.     Conditions Precedent.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          3.1. The Borrowers and the Required Banks shall have executed and delivered this Amendment.

          3.2. The Borrowers shall have paid to the Agent, for the ratable benefit of those Banks which have executed this Amendment as of the date hereof, an amendment fee in an amount agreed to between the Agent and the Borrowers.

          3.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

Section 4.     Representations.

     In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrowers hereby represent to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 7 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 7.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Agent and the Banks) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default (other than those being waived pursuant to Section 2 hereof) has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

Section 5.     Miscellaneous.

     5.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     5.2. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

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     5.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                 [Remainder of Page Intentionally Left Blank]

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     This Fifth Amendment to Credit Agreement is entered into as of the date and year first above written.

                                 Arthur J. Gallagher & Co.


                                 By /s/ JACK H. LAZZARO
                                    ---------------------------------
                                    Name:  Jack H. Lazzaro
                                          ---------------------------
                                    Title: Vice President & Treasurer
                                          ---------------------------


                                 AJG Financial Services, Inc.

                                 By /s/ JACK H. LAZZARO
                                    --------------------------------
                                    Name:  Jack H. Lazzaro
                                          --------------------------
                                    Title: Vice President and CFO
                                          --------------------------

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Accepted and agreed to.




                                 Harris Trust and Savings Bank,
                                   individually and as Agent

                                 By /s/ M. JAMES BARRY, III
                                    ------------------------------
                                    Name  M. James Barry, III
                                         -------------------------
                                    Title Vice President
                                         -------------------------

                                 Citibank, N.A.

                                 By /s/ PETER C. BICKFORD
                                    ------------------------------
                                    Name  Peter C. Bickford
                                         -------------------------
                                    Title Vice President
                                         -------------------------

                                 Bank of America, N.A.

                                 By /s/ MEHUL MEHTA
                                    ------------------------------
                                    Name  Mehul Mehta
                                         -------------------------
                                    Title Vice President
                                         -------------------------

                                 LaSalle Bank National Association

                                 By /s/ KYLE FREIMUTH
                                    -------------------------------
                                    Name  Kyle Freimuth
                                         --------------------------
                                    Title Vice President
                                         --------------------------

                                 The Northern Trust Company

                                 By /s/ RICHARD W. BERGER
                                    -------------------------------
                                    Name  Richard W. Berger
                                         --------------------------
                                    Title Vice President
                                         --------------------------